UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) November 18, 2004

SRI/SURGICAL EXPRESS, INC.

(Exact Name of Registrant as specified in its Charter)

Florida	000-20997	59-3252632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12425 Racetrack Road

Tampa, Florida 33626

(Address of Principal Executive Offices)

(813) 891-9550

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 18, 2004, SRI/Surgical Express, Inc. (“SRI”) announced the appointment of Christopher Carlton as President, Chief Executive Officer, and member of the Board of Directors, effective December 1, 2004. SRI entered into an Employment Agreement executed as of December 1, 2004, with Mr. Carlton outlining the terms of his employment with SRI. A copy of the Employment Agreement is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Christopher Carlton was appointed President, Chief Executive Officer and member of the Board of Directors, effective as of December 1, 2004. A copy of the press release dated November 18, 2004, announcing Mr. Carlton’s appointment, is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Employment Agreement executed as of December 1, 2004.

99.2	Press Release dated as of November 18, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: November 24, 2004	By:	/s/ Charles L. Pope
Charles L. Pope
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Agreement executed as of December 1, 2004

99.2	Press Release dated as of November 18, 2004.